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                                                                EXHIBIT 1.1


                                3,350,000 Shares

                   INSURANCE MANAGEMENT SOLUTIONS GROUP, INC.

                                  Common Stock

                                 --------------


                             UNDERWRITING AGREEMENT

                                                         St. Petersburg, Florida
                                                             _____________, 1999


RAYMOND JAMES & ASSOCIATES, INC.
KEEFE, BRUYETTE & WOODS, INC.
         As Representatives of the Several Underwriters
         c/o Raymond James & Associates, Inc.
         880 Carillon Parkway
         St. Petersburg, Florida 33716

Ladies and Gentlemen:


         Insurance Management Solutions Group, Inc., a Florida corporation (the "Company") and a majority-owned subsidiary of Bankers Insurance Group, Inc., a Florida corporation ("BIG"), proposes, subject to the terms and conditions stated herein, to issue and sell an aggregate of 2,000,000 authorized and unissued shares (the "Company Firm Shares") of the Company's common stock, par value $.01 per share, to the several Underwriters named in Schedule I hereto (the "Underwriters"). A certain shareholder of the Company, named in Schedule II hereto (the "Selling Shareholder"), proposes, subject to the terms and conditions stated herein, to sell an aggregate of 1,350,000 authorized and outstanding shares (the "Shareholder Firm Shares") of the Company's common stock, par value $.01 per share, to the Underwriters. The Company Firm Shares and the Shareholder Firm Shares are hereafter collectively referred to as the "Firm Shares." In addition, the Company has agreed to sell to the Underwriters, upon the terms and conditions set forth herein, up to an additional 300,000 authorized and unissued shares of the Company's common stock, par value $.01 per share (the "Company Additional Shares"), solely to cover over-allotments by the Underwriters, if any. In addition, the Selling Shareholder has agreed to sell to the Underwriters, upon the terms and conditions set forth herein, up to an additional 202,500 authorized and outstanding shares of the Company's common stock, par value $.01 per share (the "Shareholder Additional Shares"), solely to cover over-allotments by the Underwriters, if any. The Company Additional Shares and the Shareholder Additional Shares are hereinafter collectively referred to as the "Additional Shares." The Firm Shares and the




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Additional Shares are hereinafter collectively referred to as the "Shares." The
Company's common stock, par value $.01 per share, including the Shares, is hereinafter referred to as the "Common Stock." Raymond James & Associates, Inc. and Keefe, Bruyette & Woods, Inc. are acting as the representatives of the several Underwriters and in such capacity are hereinafter referred to as the "Representatives."


        Each of the Company, BIG and the Selling Shareholder wishes to confirm as follows its agreement with you and the other several Underwriters, on whose behalf you are acting, in connection with the several purchases of the Shares from the Company and the Selling Shareholder.

         SECTION 1. REGISTRATION STATEMENT AND PROSPECTUS. The Company has prepared and filed with the Securities and Exchange Commission (the "Commission") in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Act"), a registration statement on Form S-1 (File No. 333-57747), including a prospectus subject to completion, relating to the Shares. Such registration statement (including all financial schedules and exhibits), as amended at the time when it became effective and as thereafter amended by post-effective amendment, together with any registration statement filed by the Company pursuant to Rule 462(b) under the Act, is referred to in this Agreement as the "Registration Statement." The term "Prospectus" as used in this Agreement means (i) the prospectus in the form included in the Registration Statement, or (ii) if the prospectus included in the Registration Statement omits information in reliance upon Rule 430A under the Act and such information is included in a prospectus filed with the Commission pursuant to Rule 424(b) under the Act or as part of a post-effective amendment to the Registration Statement after the Registration Statement becomes effective, the prospectus as so filed, or (iii) if the prospectus included in the Registration Statement omits information in reliance upon Rule 430A under the Act and such information is included in a term sheet (as described in Rule 434(c) under the Act) filed with the Commission pursuant to Rule 424(b) under the Act, the prospectus included in the Registration Statement and such term sheet, taken together. The prospectus subject to completion in the form included in the Registration Statement at the time of the initial filing of such Registration Statement with the Commission and as such prospectus is amended from time to time until the date upon which the Registration Statement was declared effective by the Commission, is referred to in this Agreement as the "Prepricing Prospectus."

         SECTION 2. AGREEMENTS TO SELL AND PURCHASE.

         Subject to the terms and conditions set forth herein, the Company agrees to sell the Company Firm Shares, and the Selling Shareholder agrees to sell the Shareholder Firm Shares, to the Underwriters and, upon the basis of the representations, warranties and agreements of the Company, BIG and the Selling Shareholder herein contained and subject to all the terms and conditions set forth herein, each Underwriter agrees, severally and not jointly, to purchase from the Company and the Selling Shareholder the aggregate number of Firm Shares set forth opposite the name of such Underwriter in Schedule I



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hereto (or such number of Firm Shares as adjusted pursuant to Section 10 hereof), at a purchase price of $__________ per Share (the "purchase price per Share").



         The Company also agrees, subject to the terms and conditions set forth below, to sell to the Underwriters, and upon the basis of the representations, warranties and agreements of the Company and BIG herein contained and subject to all the terms and conditions set forth herein, the Underwriters shall have the right for 30 days from the date upon which the Registration Statement is declared effective by the Commission to purchase from the Company up to 300,000 Company Additional Shares at the purchase price per Share for the Firm Shares. In addition, subject to the terms and conditions herein contained, the Selling Shareholder also agrees, subject to the terms and conditions set forth below, to sell to the Underwriters, and upon the basis of the representations, warranties and agreements of the Company and the Selling Shareholder herein contained and subject to all the terms and conditions set forth herein, the Underwriters shall have the right for 30 days from the date upon which the Registration Statement is declared effective by the Commission to purchase from the Selling Shareholder up to 202,500 Shareholder Additional Shares, at the purchase price per Share for the Firm Shares. The Additional Shares shall, if purchased, be purchased solely for the purpose of covering over-allotments made in connection with the offering of the Firm Shares. If any Additional Shares are to be purchased, each Underwriter agrees, severally and not jointly, to purchase the number of Additional Shares (subject to such adjustments as you may determine to avoid fractional shares) which bears the same proportion to the number of Additional Shares to be sold as the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I hereto (or such number of Firm Shares as adjusted pursuant to Section 10 hereof) bears to the total number of Firm Shares.


         SECTION 3. TERMS OF PUBLIC OFFERING. The Company has been advised by you that the Underwriters propose to make a public offering of their respective portions of the Shares as soon after the Registration Statement and this Agreement have become effective as in our reasonable judgment is advisable and initially to offer the Shares upon the terms set forth in the Prospectus.

         SECTION 4. DELIVERY OF THE SHARES AND PAYMENT THEREFOR. Delivery to the Underwriters of the Firm Shares and payment therefor shall be made at the offices of Raymond James & Associates, Inc., 880 Carillon Parkway, St. Petersburg, Florida, at 10:00 a.m., St. Petersburg, Florida time, four business days after the date hereof (the "Closing Date"). The place of closing for the Firm Shares and the Closing Date may be varied by agreement between you and the Company.

        Delivery to the Underwriters of and payment for any Additional Shares to be purchased by the Underwriters shall be made at the offices of Raymond James & Associates, Inc., 880 Carillon Parkway, St. Petersburg, Florida, at 10:00 a.m., St.



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Petersburg, Florida time, on such date or dates (the "Additional Closing Date")
(which may be the same as the Closing Date but shall in no event be earlier than the Closing Date nor earlier than three nor later than ten business days after the giving of the notice hereinafter referred to), as shall be specified in a written notice from you an behalf of the Underwriters to the Company, of the Underwriters' determination to purchase a number, specified in such notice, of Additional Shares. Such notice may be given to the Company by you at any time within 30 days after the date upon which the Registration Statement is declared effective by the Commission. The place of closing for the Additional Shares and the Additional Closing Date may be varied by agreement between you and the Company.


        Certificates for the Firm Shares and for any Additional Shares to be purchased hereunder shall be registered in such names and such denominations as you shall request prior to 1:00 p.m., St. Petersburg, Florida time, on the second full business day preceding the Closing Date or the Additional Closing Date, as the case may be. Such certificates shall be made available to you in St. Petersburg, Florida for inspection and packaging not later than 9:30 a.m., St. Petersburg, Florida time, on the business day immediately preceding the Closing Date or the Additional Closing Date, as the case may be. The certificates evidencing the Firm Shares and any Additional Shares to be purchased hereunder shall be delivered to you on the Closing Date or the Additional Closing Date, as the case may be, against payment of the purchase price therefor by wire transfer or certified or official bank check or checks payable in same day funds. If the Representatives so elect, delivery of the Shares may be made by credit through full fast transfer to the accounts at the Depository Trust Company designated by the Representatives.


        The certificates in negotiable form for the Shareholder Firm Shares and Shareholder Additional Shares have been placed in custody (for delivery under this Agreement) under the Custody Agreement (as defined below). The Selling Shareholder agrees that the certificates for the Shares for such Selling Shareholder so held in custody are subject to the interests of the Underwriters hereunder, that the arrangements made by such Selling Shareholder for such custody, including the Power of Attorney (as defined below) is to that extent irrevocable and that the obligations of such Selling Shareholder hereunder shall not be terminated by the act of such Selling Shareholder or by operation of law, whether by the death or incapacity of such Selling Shareholder or the occurrence of any other event, except as specifically provided herein or in the Custody Agreement. If the Selling Shareholder should die or be incapacitated, or if any other such event should occur, before the delivery of the certificates for the Shares to be sold by such Selling Shareholder hereunder, such Shares, except as specifically provided herein or in the Custody Agreement, shall be delivered by the Custodian (as defined below) in accordance with the terms and conditions of this Agreement as if such death, incapacity or other event had not occurred, regardless of whether the Custodian shall have received notice of such death or other event.



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         SECTION 5. AGREEMENTS OF THE COMPANY. The Company agrees with the several Underwriters as follows:

         (a) The Company will advise you promptly and, if requested by you, will confirm such advice in writing (i) when the Registration Statement has become effective (if not effective as of the time and date of this Agreement) and when any post-effective amendment to the Registration Statement or any registration statement filed pursuant to Rule 462(b) under the Act is filed or becomes effective, (ii) if Rule 430A under the Act is employed, when the Prospectus or term sheet (as described in Rule 434(b) under the Act) has been timely filed pursuant to Rule 424(b) under the Act, (iii) of any request by the Commission for amendments or supplements to the Registration Statement, any Prepricing Prospectus or the Prospectus or for additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of the suspension of qualification of the Shares for offering or sale in any jurisdiction or the initiation (or threatened initiation) of any proceeding for such purposes, and (v) within the period of time referred to in Section 5(e) below, of any change in the Company's condition (financial or other), business, prospects, properties, net worth or results of operations, or of any event that comes to the attention of the Company, that makes any statement made in the Registration Statement or the Prospectus (as then amended or supplemented) untrue in any material respect or that requires the making of any additions thereto or changes therein in order to make the statements therein not misleading in any material respect, or of the necessity to amend or supplement the Prospectus (as then amended or supplemented) to comply with the Act of any other law. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, the Company will make every reasonable effort to obtain the withdrawal of such order at the earliest possible time.

         (b) The Company will furnish to you, without charge, two signed copies of the Registration Statement as originally filed with the Commission and of each amendment thereto, including financial statements and all exhibits thereto, and will also furnish to you, without charge, such number of conformed copies of the Registration Statement as originally filed and of each amendment thereto as you may reasonably request.

         (c) The Company will not file any amendment to the Registration Statement, file any registration statement pursuant to Rule 462(b) under the Act or make any amendment or supplement to the Prospectus of which you shall not previously have been advised (with a reasonable opportunity to review such amendment, registration statement or supplement) or to which you have reasonably objected after being so advised, or which is not in compliance with the Act. The Company will prepare and file with the Commission any amendments or supplements to the Registration Statement or Prospectus which, in the opinion of counsel of the several Underwriters, are reasonably necessary or advisable in connection with the distribution of the Shares by the Underwriters.



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         (d) The Company has delivered or will deliver to you, without charge, in such quantities as you have requested or may hereafter reasonably request, copies of each form of the Prepricing Prospectus. The Company consents to the use, in accordance with the provisions of the Act and with the securities or Blue Sky laws of the jurisdictions in which the Shares are offered by the several Underwriters and by dealers, prior to the date of the Prospectus, of each Prepricing Prospectus so furnished by the Company.

         (e) As soon after the execution and delivery of this Agreement as is practicable and thereafter from time to time for such period as in the reasonable opinion of counsel for the Underwriters a prospectus is required by the Act to be delivered in connection with sales by any Underwriter or a dealer, the Company will deliver to each Underwriter and each dealer, without charge, as many copies of the Prospectus (and of any amendment or supplement thereto) as they may reasonably request. The Company consents to the use of the Prospectus (and of any amendment or supplement thereto) in accordance with the provisions of the Act and with the securities or Blue Sky laws of the jurisdictions in which the Shares are offered by the several Underwriters and by all dealers to whom Shares may be sold, both in connection with the offering and sale of the Shares and for such period of time thereafter as the Prospectus is required by the Act to be delivered in connection with sales by any Underwriter or dealer. If at any time prior to the later of (i) the completion of the distribution of the Shares pursuant to the offering contemplated by the Registration Statement or (ii) the expiration of prospectus delivery requirements with respect to the Shares under Section 4(3) of the Act and Rule 174 thereunder, any event shall occur that in the judgment of the Company or in the opinion of counsel for the Underwriters is required to be set forth in the Prospectus (as then amended or supplemented) or should be set forth therein in order to make the statements therein, in light of the circumstances under which they were made, not misleading, or if it is necessary to supplement or amend the Prospectus to comply with the Act or any other law, the Company will promptly prepare and file with the Commission an appropriate supplement or amendment thereto, and will furnish to each Underwriter and to each dealer who has previously requested Prospectuses, without charge, a reasonable number of copies thereof.

         (f) The Company will cooperate with you and counsel for the Underwriters in connection with the registration or qualification of the Shares for offering and sale by the several Underwriters and by dealers under the securities or Blue Sky laws of such jurisdictions as you may reasonably designate and will file such consents to service of process or other documents as may be reasonably necessary in order to effect such registration or qualification for so long as required to complete the distribution of the Shares, provided that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to service of process in suits, in any jurisdiction where it is not now so subject. In each jurisdiction in which the Shares shall have been qualified as above provided, the Company will make and file such statements and reports in each year as are or may be required by the laws of such jurisdiction. In the event that the qualification of



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the Shares in any jurisdiction is suspended, the Company shall so advise you promptly in writing.

         (g) The Company will make generally available to its security holders a consolidated earnings statement, which need not be audited, covering a 12-month period commencing after the effective date of the Registration Statement and ending not later than 15 months thereafter, as soon as practicable after the end of such period, which consolidated earnings statement shall satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act, and will advise you in writing when such statement has been so made available.

         (h) During the period ending five years from the date hereof, the Company will furnish to you (i) as soon as available, a copy of each report or definitive proxy statement of the Company filed with the Commission under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or mailed to shareholders, and (ii) from time to time such other information concerning the Company as you may reasonably request. Until the termination of the offering of the Shares, the Company will timely file all documents, and any amendments to previously filed documents, required to be filed by it pursuant to Sections 13, 14 or 15(d) of the Exchange Act.

         (i) The Company will apply the net proceeds from the sale of the Shares to be sold by it hereunder substantially in accordance with the description set forth under the caption "Use of Proceeds" in the Prospectus.

         (j) If Rule 430A under the Act is employed, the Company will timely file the Prospectus or term sheet (as described in Rule 434(b) under the Act) pursuant to Rule 424(b) under the Act.

         (k) The Company will not sell, contract to sell or otherwise dispose of any Common Stock or rights to purchase Common Stock until after the date 180 days from the effective date of the Registration Statement, without the prior written consent of Raymond James & Associates, Inc., except (i) to the underwriters pursuant to this Agreement, (ii) pursuant to and in accordance with the Company's stock option plans described in the Prospectus, (iii) pursuant to the exercise or conversion of warrants, stock options, preferred stock or convertible debentures issued and outstanding at the time of effectiveness of the Registration Statement and described in the Registration Statement, (iv) pursuant to that certain Agreement and Plan of Merger, dated May 12, 1998, among Geotrac, Inc., the Company, BIG, Daniel J. White, Sandra White and Bankers Hazard Determination Services, Inc., or (v) pursuant to that certain Stock Purchase Agreement dated December 10, 1998, as amended, between Colonial Catastrophe Claims Corporation, J. Douglas Branham, Felicia A. Rivas and the Company.

         (l) The Company will not, directly or indirectly, take any action that would constitute or any action designed, or which might reasonably be expected to cause or result in or constitute, under the Act or otherwise, stabilization nor manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.



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         (m) If, during the period commencing on the date on which the
Registration Statement becomes effective and ending upon the later of (i) the completion of the distribution of the Shares pursuant to the offering contemplated by the Registration Statement or (ii) the expiration of prospectus delivery requirements with respect to the Shares under Section 4(3) of the Act and Rule 174 thereunder, any rumor, publication, or event relating to or affecting the Company shall occur as a result of which in your opinion the market price of the Common Stock (including the Shares) has been or is likely to be materially affected (regardless of whether such rumor, publication, or event necessitates a supplement to or amendment of the Prospectus), the Company will, after written notice from you advising the Company to the effect set forth above, promptly consult with Raymond James & Associates, Inc. concerning the advisability and substance of, and, if appropriate, disseminate, a press release or other public statement responding to or commenting on such rumor, publication, or event.

         (n) The Company shall not invest or otherwise use the proceeds received by the Company from its sale of the Shares, or otherwise conduct its business, in such a manner as would require the Company or any Subsidiary (as defined below) to register as an investment company under the Investment Company Act of 1940, as amended.

         (o) The Company will maintain a transfer agent and, if necessary under the jurisdiction of its incorporation or the rules of the Nasdaq National Market or any national securities exchange on which the Common Stock is then listed, a registrar (which, if permitted by applicable laws and rules, may be the same entity as the transfer agent) for its Common Stock.

         (p) The Company hereby agrees that this Agreement shall be deemed, for all purposes, to have been made and entered into in Pinellas County, Florida. The Company agrees that any dispute hereunder shall be litigated solely in the Circuit Court of the State of Florida in Pinellas County, Florida or in the United States District Court for the Middle District of Florida, Tampa Division, and further agrees to submit itself to the personal jurisdiction of such courts.

         SECTION 6. REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND BIG. The Company and BIG, severally and jointly, represent and warrant to each Underwriter on the date hereof, and shall be deemed to represent and warrant to each Underwriter on the Closing Date and the Additional Closing Date, that:

         (a) The Registration Statement has been declared effective by the Commission under the Act and no post-effective amendment to the Registration Statement has been filed as of the date of this Agreement. Each Prepricing Prospectus included as part of the Registration Statement as originally filed or as part of any amendment or supplement thereto, or filed pursuant to Rule 424(a) under the Act, complied when so filed in all material respects with the provisions of the Act, except that this representation and warranty does not apply to statements in or omissions from such Prepricing Prospectus (or any amendment or supplement thereto) made in reliance upon and in conformity with



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information relating to any Underwriter furnished to the Company in writing by or on behalf of any Underwriter through you expressly for use therein.

         (b) The Commission has not issued any order preventing or suspending the use of any Prepricing Prospectus, and the Prepricing Prospectus included as part of the Registration Statement declared effective by the Commission complies as to form in all material respects with the requirements of the Act. The Registration Statement, in the form in which it became effective and also in such form as it may be when any post-effective amendment thereto shall become effective, and any registration statement filed pursuant to Rule 462(b) under the Act, complies and will comply in all material respects with the provisions of the Act and does not and will not at any such times contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, except that this representation and warranty does not apply to statements in or omissions from the Registration Statement (or any amendment or supplement thereto) made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by or on behalf of any Underwriter through you expressly for use therein. The Prospectus, and any supplement or amendment thereto, when filed with the Commission under Rule 424(b) under the Act, complies and will comply in all material respects with the provisions of the Act and does not and will not at any such times contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements, in the light of the circumstances under which they were made, not misleading, except that this representation and warranty does not apply to statements in or omissions from the Prospectus (or any amendment or supplement thereto) made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by or on behalf of any Underwriter through you expressly for use therein.

         (c) The capitalization of the Company is as set forth in the Prospectus as of the date set forth therein. All the outstanding shares of Common Stock (including without limitation the Shareholder Firm Shares and the Shareholder Additional Shares) and other securities of the Company have been duly authorized and validly issued, are fully paid and nonassessable and are free of any preemptive or similar rights; all offers and sales of the capital stock, warrants, options and debt or other securities of the Company and the Subsidiaries prior to the date hereof (including without limitation the Shareholder Firm Shares and Shareholder Additional Shares) were made in compliance with the Act and all other applicable state, federal and foreign laws or regulations, or any actions under the Act or any state, federal or foreign laws or regulations in respect of any such offers or sales are effectively barred by effective waivers or statutes of limitation; the Shares to be issued and sold to the Underwriters by the Company hereunder have been duly authorized and, when issued and delivered to the Underwriters against payment therefor in accordance with the terms hereof, will be validly issued, fully paid and nonassessable and free of any preemptive or similar rights; and the securities of the Company conform to the description thereof in the Registration Statement and the Prospectus (or any amendment or supplement thereto), the form of certificate for the Shares conforms to the corporate law of the State of Florida.



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         (d) The Company is a corporation duly organized, and its status is active, under the laws of the State of Florida. The Company has full corporate power and authority to own, lease and operate its properties and to conduct its business as presently conducted and as described in the Registration Statement and the Prospectus (or any amendment or supplement thereto), and is duly registered or qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure to so register or qualify does not have a material adverse effect on the condition (financial or other), business, properties, net worth or results of operations of the Company.

         (e) Each of Geotrac of America, Inc., a Florida corporation, IMS Direct, Inc., a Florida corporation, Insurance Management Solutions, Inc., a Florida corporation, and Colonial Claims Corporation, a Florida corporation (individually a "Subsidiary" and collectively, the "Subsidiaries"), is a corporation duly organized, and its status is active, under the laws of the State of Florida, with full corporate power and authority to own, lease and operate its properties and to conduct its businesses as presently conducted and as described in the Registration Statement and the Prospectus (and any amendment or supplement thereto), and is duly registered or qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure to so register or qualify does not have a material adverse effect on the condition (financial or other), business, properties, net worth or results of operations of the Company and the Subsidiaries, taken as a whole. All of the outstanding shares of capital stock of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable, and are owned by the Company directly, free and clear of any material lien, adverse claim, security interest, equity or other encumbrance. Except for the Subsidiaries, the Company does not own a material interest in or control, directly or indirectly, any other corporation, partnership, joint venture, association, trust or other business organization.

         (f) There are no legal or governmental proceedings pending or, to the knowledge of the Company, threatened, against the Company or any Subsidiary, or to which the Company or any Subsidiary, or to which its respective properties, is subject, that are required to be described in the Registration Statement or the Prospectus (or any amendment or supplement thereto) but are not described as required. There is no action, suit, inquiry, proceeding, or investigation by or before any court or governmental or other regulatory or administrative agency or commission pending or, to the best knowledge of the Company, threatened against or involving the Company or any Subsidiary (including without limitation any such action, suit, inquiry, proceeding or investigation relating to any product alleged to have been developed or sold by the Company or any Subsidiary and alleged to have been unreasonably hazardous, defective, or improperly designed or produced), nor, to the Company's knowledge, is there any basis for any such action, suit, inquiry, proceeding, or investigation. There are no agreements, contracts, indentures, leases or other instruments that are required to be described in the Registration Statement or the Prospectus (or any amendment or supplement thereto) or to be filed as an exhibit to the Registration Statement that are not described or filed as required or incorporated by



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reference as permitted by the Act. All such contracts to which the Company or any Subsidiary is a party have been duly authorized, executed and delivered by the Company or the respective Subsidiary, constitute valid and binding agreements of the Company or the respective Subsidiary and are enforceable against the Company or the respective Subsidiary in accordance with the terms thereof, except that the validity, binding effect and enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws generally affecting the rights of creditors and by general principles of equity, or the availability of specific performance, injunctive relief and other equitable remedies.

         (g) Neither the Company nor any Subsidiary is (i) in violation of (A) its articles of incorporation or bylaws, or (B) any law, ordinance, administrative or governmental rule or regulation applicable to the Company or any Subsidiary or (C) any decree of any court or governmental agency or body having jurisdiction over the Company or any Subsidiary, or (ii) in default in any material respect in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any material agreement, indenture, lease or other instrument to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary or any of their respective properties may be bound except, in the case of (i)(B), (i)(C) and (ii) above, where such violation or default would not have a material adverse effect on the Company and the Subsidiaries, taken as a whole.

         (h) The execution and delivery of this Agreement, and the performance by the Company of its obligations under this Agreement, have been duly and validly authorized by the Company, and this Agreement has been duly executed and delivered by the Company and constitutes the valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except insofar as the indemnification and contribution provisions hereunder may be limited by applicable law and except as the enforcement hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles or the availability of specific performance, injunctive relief and other equitable remedies.

         (i) None of the issuance and sale of the Company Firm Shares and Company Additional Shares, the execution, delivery or performance of this Agreement by the Company nor the consummation by the Company of the transactions contemplated hereby (i) requires any consent, approval, authorization or other order of or registration or filing with, any court, regulatory body, administrative agency or other governmental body, agency or official (except such as may be required for the registration of the Shares under the Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act"), compliance with the securities or Blue Sky laws of various jurisdictions, or to clear the offering and the underwriting arrangements with the NASD, all of which will be, or have been, effected in accordance with this Agreement) or (ii) conflicts or will conflict with or constitutes or will constitute a breach of, or a default under, the articles of incorporation or bylaws of the Company or any Subsidiary, or (iii) conflicts or will conflict with or constitutes a breach of, or a default under, any agreement, indenture, lease or other instrument to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary or any of their respective properties may be bound, or violates any statute, law, regulation or filing or judgment, injunction, order or decree applicable to the Company or any Subsidiary or any of their respective properties, except where such conflict, breach, violation or default would not have a material adverse effect on the Company and the Subsidiaries, taken as a whole.

         (j) Except as described in the Prospectus, the Company does not have outstanding and at the Closing Date (and the Additional Closing Date, if applicable) will not have outstanding any options to purchase, or any warrants to subscribe for, or any securities or obligations convertible into, or any contracts or commitments to issue or sell, any shares of Common Stock or any such warrants or convertible securities or obligations. Except as referenced in the Prospectus or as has been complied with or waived, no holder of securities of the Company or any other person has rights to the registration of any securities of the Company because of the filing of the Registration Statement.

         (k) Grant Thornton LLP, the certified public accountants who have certified the consolidated financial statements filed as part of the Registration Statement and the Prospectus (and any amendment or supplement thereto), are independent public accountants as required by the Act. The consolidated financial statements of the Company and the financial statements of Geotrac, Inc. and SMS Geotrac, Inc., together with related schedules and notes, forming part of the Registration Statement and the Prospectus (and any amendment or supplement thereto), present fairly the historical consolidated financial position, results of operations and changes in financial position of such entities on the bases stated therein at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved and all adjustments necessary for a fair presentation of the results for such period have been made; and the other financial information and data set forth in the Registration Statement and Prospectus (and any amendment or supplement thereto) is accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Company. No financial statements or schedules are required to be included in or incorporated by reference into the Registration Statement that have not been so included or incorporated.

         The pro forma condensed consolidated financial statements and other pro forma financial information of the Company included in the Registration Statement and the Prospectus have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements, have been properly compiled on the pro forma basis described therein, and, in management's opinion, the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions or circumstances referred to therein.

         Grant Thornton LLP performed a review of the consolidated financial statements of the Company as of and for the nine months ended September 30, 1998 in accordance with Statement of Auditing Standards 71 and issued a review report with respect thereto, copies of which have been delivered to the Representatives. Grant Thornton also performed certain agreed upon procedures with respect to such financial statements and issued a letter with respect thereto, copies of which have been delivered to the Representatives.

         (l) Subsequent to the respective dates as of which such information is given in the Registration Statement and the Prospectus (or any amendment or supplement thereto), neither the Company nor any Subsidiary has incurred any liability or obligation, direct or contingent, or entered into any transaction, whether or not in the ordinary course of business, that is material to the Company and the Subsidiaries, taken as a whole, and there has not been (i) any material change in the capital stock, or material increase in the short-term debt or long-term debt, of the Company or any Subsidiary, or (ii) any material adverse change, or any development involving or which may reasonably be expected to involve a potential future material adverse change, in the condition (financial or other), business, net worth or results of operations of the Company and the Subsidiaries, taken as a whole, except in each case as described in or contemplated by the Prospectus or Prepricing Prospectus.

         (m) The Company and the Subsidiaries have good and marketable title to all property (real and personal) described in the Registration Statement and the Prospectus (or any amendment or supplement thereto) as being owned by the Company or such Subsidiary, free and clear of all liens, claims, security interests or other encumbrances except such as are described in or contemplated by the Registration Statement and the Prospectus (or any amendment or supplement thereto) or such as are not materially burdensome and do not interfere in any material respect with the use of the property or the conduct of the business of the Company and the Subsidiaries, taken as a whole, and the real property, personal property and buildings held under lease by the Company or any Subsidiary, as applicable, is held by them under valid, subsisting and enforceable leases, except that the validity, binding effect and enforceability of any such lease may be limited by bankruptcy, insolvency, reorganization, moratorium, or similar laws generally affecting the rights of creditors and by general principles of equity, or the availability of specific performance, injunctive relief and other equitable remedies, and with such exceptions as in the aggregate are not materially burdensome and do not interfere in any material respect with the conduct of the business of the Company and the Subsidiaries, taken as a whole, or as are described in or contemplated by the Registration Statement and the Prospectus (or any amendment or supplement thereto).

         (n) The Company has not distributed and will not distribute prior to the Closing Date (or the Additional Closing Date, if any) any offering material in connection with the offering and sale of the Shares other than the Prepricing Prospectus and the Registration Statement, the Prospectus or other materials permitted by the Act and distributed with the prior approval of the Underwriters, The Company has not taken, directly or indirectly, any action which constituted or any action designed, or which might reasonably be expected to cause or result in or constitute, under the Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

         (o) Neither the Company nor any Subsidiary is an "investment company," an "affiliated person" of, or "promoter" or "principal underwriter" for an investment company within the meaning of the Investment Company Act of 1940, as amended.

         (p) The Company and the Subsidiaries have all permits, licenses, franchises, approvals, consents and authorizations of governmental or regulatory authorities or private persons or entities (hereinafter "permit" or "permits") as are necessary to own their respective properties and to conduct their respective businesses in the manner described in the Registration Statement and the Prospectus (or any amendment or supplement thereto), subject to such qualifications as may be set forth therein, except where the failure to have obtained any such permit has not had and will not have a material adverse effect upon the condition (financial or other) or the business of the Company and the Subsidiaries, taken as a whole; the Company and the Subsidiaries have fulfilled and performed all of their material obligations with respect to each such permit and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination of any such permit or result in any other material impairment of the rights of the holder of any such permit, subject in each case to such qualification as may be set forth in the Prospectus; and, except as described in the Prospectus, such permits contain no restrictions that are materially burdensome to the Company and the Subsidiaries, taken as a whole.

         (q) The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the business in which they are engaged; and the Company has no reason to believe that the Company and the Subsidiaries will not be able to renew their existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue their respective businesses at a cost that would not materially and adversely affect the condition (financial or otherwise), net worth or results of operations of the Company and the Subsidiaries, taken as a whole.

         (r) The Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurances that: (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorizations; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

         (s) Neither the Company nor any Subsidiary has, directly or indirectly, at any time during the past five years (i) made any unlawful contribution to any candidate for political office, or failed to disclose fully any contribution in violation of law, or (ii) made any payment to any federal, state or foreign governmental official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States or any jurisdiction thereof or applicable foreign jurisdictions.

         (t) Except as set forth in the Registration Statement and the Prospectus, to the knowledge of the Company neither the Company nor any Subsidiary has violated any environmental, safety or similar law applicable to their respective businesses, nor any federal or state law relating to discrimination in the hiring, promotion or pay of employees nor any applicable federal or state wages and hours laws, nor any provisions of the Employee Retirement Income Security Act or the rules and regulations promulgated thereunder, which in each case might result in any material adverse change in the business, prospects, financial condition or results of operation of the Company and the Subsidiaries, taken as a whole. To the best of the Company's and BIG's knowledge, no labor disturbance by the employees of the Company or any of the Subsidiaries exists or is imminent; and neither the Company nor BIG is aware of any existing or imminent labor disturbances by its employees that might reasonably be expected to result in any material adverse change in the condition (financial or otherwise), earnings, operations, business or business prospects of the Company and the Subsidiaries, taken as a whole. No collective bargaining agreement exists with any of the Company's or any Subsidiary's employees and, to the Company's and BIG's knowledge, no such agreement is imminent. To the knowledge of the Company and BIG, neither the employment by the Company or any Subsidiary of their key personnel nor the activities of such individuals at the Company or any Subsidiary conflicts with, constitutes a breach of, or otherwise violates any employment, noncompetition, nondisclosure or similar agreement or covenant by which such individuals may be bound.

         (u) The Company and the Subsidiaries own and have full right, title and interest in and to, or have the right to use, each material trade name, trademark, service mark, patent, copyright, license, and other rights and all know-how (including trade secrets and other unpatented and/or proprietary or confidential information, systems, or procedures) (collectively, "Intellectual Property Rights") under which the Company and the Subsidiaries conduct all or any portion of their respective businesses, which Intellectual Property Rights are adequate to conduct such businesses as conducted or as proposed to be conducted or as described in the Registration Statement and the Prospectus (or any amendment or supplement thereto); except as otherwise disclosed in the Registration Statement and the Prospectus (or any amendment or supplement thereto) neither the Company nor any Subsidiary has granted any right or license with respect to, its respective Intellectual Property Rights; to the Company's knowledge, there is no claim pending against the Company or any Subsidiary with respect to any of their respective Intellectual Property Rights; neither the Company nor any Subsidiary has received notice that, nor is the Company or BIG aware that, any Intellectual Property Right which the Company or any Subsidiary uses or has used in the conduct of their respective businesses infringed or infringes upon or conflicted or conflicts with the rights of any third party, which infringement of conflict could have a material adverse effect upon the condition

(financial or other) of the Company and the Subsidiaries, taken as a whole; and neither the Company nor BIG is aware of any facts which, with the passage of time or otherwise, would cause the Company or any Subsidiary to infringe upon or otherwise violate the Intellectual Property Rights of any third party.

         (v) All federal, state, local and foreign tax returns required to be filed by or on behalf of the Company and any Subsidiary with respect to all periods ended prior to the date of this Agreement have been filed (or are the subject of valid extension) with the appropriate federal, state, local and foreign authorities (except where such failure to file would not have a material adverse effect on the Company and the Subsidiaries, taken as a whole) and all such tax returns, as filed, are accurate in all material respects. All federal, state, local and foreign taxes (including estimated tax payments) required to be shown on all such tax returns or claimed to be due from or with respect to the respective businesses of the Company and the Subsidiaries have been paid or reflected as a liability on the consolidated financial statements of the Company for appropriate periods (except for any such tax, the failure of which to pay would not have a material adverse effect on the Company and the Subsidiaries, taken as a whole). All deficiencies asserted as a result of any federal, state, local or foreign tax audits have been paid or finally settled and no issue has been raised in any such audit which, by application of the same or similar principles, reasonably could be expected to result in a proposed deficiency for any other period not so audited. No state of facts exist or has existed which would constitute grounds for the assessment of any tax liability with respect to the periods that have not been audited by appropriate federal, state local or foreign authorities. There are no outstanding agreements or waivers extending the statutory period of limitation applicable to any federal, state, local or foreign tax return for any period.

         (w) The Company and the Subsidiaries are in compliance with all provisions of Section 1 of Laws of Florida, Chapter 92-198, An Act Relating to Disclosure of doing Business with Cuba; if the Company or any Subsidiary commences engaging in business with the government of Cuba or with any person or affiliate located in Cuba after the date the Registration Statement becomes or has become effective with the Commission or with the Florida Department of Banking and Finance (the "Department"), whichever date is later, or if the information reported or incorporated by reference in the Prospectus, if any, concerning the business of the Company or any Subsidiary with Cuba or with any person or affiliate located in Cuba changes in any material way, the Company will provide the Department notice of such business or change, as appropriate in a form acceptable to the Department.

         SECTION 6A. REPRESENTATIONS AND WARRANTIES OF THE SELLING SHAREHOLDER. The Selling Shareholder represents and warrants to each Underwriter and the Company on the date hereof, and shall be deemed to represent and warrant to each Underwriter and the Company on the Closing Date and the Additional Closing Date, that:

         (a) Such Selling Shareholder has full right, power and authority to sell, assign, transfer and deliver the Shares to be sold by such Selling Shareholder hereunder; and upon delivery of such Shares hereunder and payment of the purchase price as herein contemplated, each of the Underwriters purchasing such Shares in good faith and without notice of any lien, claim or encumbrance will obtain valid title to the Shares purchased by it from such Selling Shareholder, free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest, including any liability for estate or inheritance taxes, or any liability to or claims of any creditor, devisee, legatee or beneficiary of such Selling Shareholder.

         (b) Such Selling Shareholder has duly authorized (if applicable), executed and delivered, in the form heretofore furnished to the Representative, a Power of Attorney (the "Power of Attorney") appointing Barry
B. Benjamin as attorney-in-fact (the "Attorney") and a Letter of Transmittal and Custody Agreement (the "Custody Agreement") with Firstar Bank Milwaukee, N.A., as custodian (the "Custodian"); each of the Power of Attorney and the Custody Agreement constitutes a valid and binding agreement of such Selling Shareholder, enforceable against such Selling Shareholder in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles; and such Selling Shareholder's Attorney, acting alone, is authorized to execute and deliver this Agreement and the certificate referred to in Section 9(i) hereof on behalf of such Selling Shareholder, to determine the purchase price to be paid by the several Underwriters to such Selling Shareholder as provided in
Section 2 hereof, to authorize the delivery of the Shares to be sold by the Selling Shareholder under this Agreement and to duly endorse (in blank or otherwise) the certificate or certificates representing such Shares or a stock power or powers with respect thereto, to accept payment therefor, and otherwise to act on behalf of such Selling Shareholder in connection with this Agreement. Certificates in negotiable form for all Shares to be sold by such Selling Shareholder under this Agreement, together with a stock power or powers duly endorsed in blank by such Selling Shareholder, have been placed in custody with the Custodian for the purpose of effecting delivery hereunder.

         (c) All authorizations, approvals, consents and orders necessary for the execution and delivery by such Selling Shareholder of the Power of Attorney and the Custody Agreement, the execution and delivery by or on behalf of such Selling Shareholder of this Agreement and the sale and delivery of the Shares to be sold by the Selling Shareholder under this Agreement (other than such authorizations, approvals or consents as may be necessary under federal, state or other securities or Blue Sky laws or to clear the offering and the underwriting arrangements with the NASD) have been obtained and are in full force and effect; such Selling Shareholder has been duly organized and is validly existing and in good standing under the laws of the jurisdiction of its organization as the type of entity that it purports to be; and such Selling Shareholder has full right, power, and authority to enter into and perform its obligations under this Agreement and such Power of Attorney and Custody Agreement, and to sell, assign, transfer and deliver the Shares to be sold by such Selling Shareholder under this Agreement.

         (d) Such Selling Shareholder will not offer, sell or otherwise dispose of any shares of Common Stock or any securities convertible into or exercisable or exchangeable for, or any rights to purchase or acquire, Common Stock, during the period from the date of this Agreement to the date 180 days following the effective date of the Registration Statement, inclusive, without the prior written consent of Raymond James & Associates, Inc.

         (e) Certificates in negotiable form for all Shares to be sold by such Selling Shareholder under this Agreement, together with a stock power or powers duly endorsed in blank by such Selling Shareholder, have been placed in custody with the Custodian for the purpose of effecting delivery hereunder.

         (f) This Agreement has been duly authorized by the Selling Shareholder and has been duly executed and delivered by or on behalf of such Selling Shareholder and constitutes the valid and binding agreement of such Selling Shareholder, enforceable against such Selling Shareholder in accordance with its terms, except insofar as the indemnification and contribution provisions hereunder may be limited by applicable law and except as the enforcement hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles; and the performance of this Agreement and the consummation of the transactions herein contemplated will not result in a material breach of or material default under any material bond, debenture, note or other evidence of indebtedness, or any material contract, indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which such Selling Shareholder is a party or by which such Selling Shareholder or any Selling Shareholder Shares hereunder may be bound or, to the best of such Selling Shareholder's knowledge, result in any violation of any law, order, rule, regulation, writ, injunction or decree of any court or governmental agency or body or result in any violation of any provisions of the charter, bylaws or other organizational documents of such Selling Shareholder.

         (g) Such Selling Shareholder has not taken and will not take, directly or indirectly, any action designed to, or which might reasonably be expected to, cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Shares.

         (h) Such Selling Shareholder has not distributed and will not distribute any prospectus or other offering material in connection with the offering and sale of the Shares.

         (i) All information furnished by or on behalf of such Selling Shareholder relating to such Selling Shareholder and the Shares to be sold by such Selling Shareholder under this Agreement that is contained in the representations and warranties of such Selling Shareholder in such Selling Shareholder's Power of Attorney or set forth in the Registration Statement or the Prospectus is, and on the Closing Date will be, true, correct and complete, and does not, and on the Closing Date will not, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make such statements not misleading.

         (j) Such Selling Shareholder will review the Prospectus and will comply with all agreements and satisfy all conditions on its part to be complied with or satisfied pursuant to this Agreement on or prior to the Closing Date and will advise its Attorney-in-Fact prior to the Closing Date if any statement to be made on behalf of such Selling Shareholder in the certificate contemplated by Section 9(i) would be inaccurate if made as of the Closing Date.

         (k) Such Selling Shareholder does not have, or has waived prior to the date hereof, any preemptive right, co-sale right or right of first refusal or other similar right to purchase any of the Shares that are to be sold by the Company to the Underwriters pursuant to this Agreement, and such Selling Shareholder does not own any capital stock of the Company or warrants, options or similar rights to acquire, and does not have any right or arrangement to acquire, any capital stock, rights, warrants, options or other securities from the Company, other than those described in the Registration Statement and the Prospectus.

         (l) Such Selling Shareholder is not aware (without having conducted any investigation or inquiry) that any of the representations and warranties of the Company and BIG set forth in Section 6 is untrue or incorrect.

         SECTION 7. EXPENSES. The Company and the Selling Shareholder hereby agree with the several Underwriters that the Company and the Selling Shareholder will pay or cause to be paid the costs and expenses associated with the following: (i) the preparation, printing or reproduction, and filing with the Commission of the Registration Statement (including financial statements and exhibits thereto), each Prepricing Prospectus, the Prospectus, each registration statement filed pursuant to Rule 462(b) under the Act, and each amendment or supplement to any of them; (ii) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the Registration Statement, each Prepricing Prospectus, the Prospectus, each registration statement filed pursuant to Rule 462(b) under the Act, and all amendments or supplements to any of them, as may be reasonably requested for use in connection with the offering and sale of the Shares; (iii) the preparation, printing, authentication, issuance and delivery of certificates for the Shares, including any stamp taxes in connection with the offering of the Shares; (iv) the printing (or reproduction) and delivery of this Agreement, the preliminary and supplemental Blue Sky Memoranda and all other agreements or documents printed (or reproduced) and delivered in connection with the offering of the Shares; (v) the listing of the Shares on the Nasdaq National Market; (vi) the registration or qualification of the Shares for offer and sale under the securities or Blue Sky laws of the several states as provided in Section 5(f) hereof (including the reasonable fees and expenses of counsel for the Underwriters relating to the preparation, printing or reproduction, and delivery of the preliminary and supplemental Blue Sky Memoranda and such registration and qualification), which fees will not exceed, in the aggregate, $5,000 so long as the Shares qualify for listing on the

Nasdaq National Market; (vii) the filing fees in connection with any filings required to be made with the National Association of Securities Dealers, Inc, in connection with the offering; (viii) the transportation, lodging and other expenses incurred by or on behalf of representatives of the Company in connection with the presentations to prospective purchasers of the Shares; (ix) the fees and expenses of the Company's accountants and the fees and expenses of counsel (including local and special counsel) for the Company; (x) the preparation, printing and distribution of bound volumes for the Representatives and their counsel; and (xi) the performance by the Company of its other obligations under this Agreement. If the transactions contemplated hereby are not consummated by reason of any failure, refusal or inability on the part of the Company or the Selling Shareholder to perform any agreement on its part to be performed hereunder or to fulfill any condition of the Underwriters' obligations hereunder, the Company will reimburse the several Underwriters for all reasonable out-of-pocket expenses (including fees and disbursements of counsel for the several Underwriters) incurred by the Underwriters in investigating, preparing to market or marketing the Shares. The provisions of this Section 7 are intended to relieve the Underwriters from the payment of the expenses and costs which the Selling Shareholder and the Company hereby agree to pay, but shall not affect any agreement which the Selling Shareholder and the Company may make, or may have made, for the sharing of such expenses and costs. Such agreements shall not impair the obligations of the Company and the Selling Shareholder hereunder to the several Underwriters.

         SECTION 8. INDEMNIFICATION AND CONTRIBUTION. Each of the Company and BIG agrees to indemnify and hold harmless you and each other Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages, liabilities and expenses (including reasonable attorneys' fees and reasonable costs of investigation) arising out of or based upon any breach of any representation, warranty, agreement or covenant of the Company or BIG contained herein or any untrue statement or alleged untrue statement of a material fact contained in any Prepricing Prospectus, the Registration Statement, the Prospectus, any amendment or supplement thereto, or in any Registration Statement filed pursuant to Rule 462(b) under the Act, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or arising out of or based upon any untrue statement or alleged untrue statement of any material fact contained in any audio or visual materials used in connection with the marketing of the Shares, including, without limitation, slides, videos, films and tape recordings, except insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon an untrue statement or omission or alleged untrue statement or omission which has been made therein or omitted therefrom in reliance upon and in conformity with the information relating to an Underwriter furnished to the Company by or on behalf of any Underwriter through you for use in connection therewith or arise out of materials prepared solely by the Underwriters without the knowledge and approval of the Company or any of its representatives based upon material information obtained from sources other than, directly or indirectly, the Company or its representatives; provided, further, that the indemnity agreement contained in this subsection with respect to any Prepricing

Prospectus and the Prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any such loss, claim, damage, liability or action purchased any of the Shares which are the subject thereof if a copy of the Prospectus (as amended or supplemented, if the Company shall have furnished any amendment or supplement thereto to such Underwriter which shall correct the untrue statement or alleged untrue statement or omission or alleged omission which is the basis of the loss, claim, damage, liability or action for which indemnification is sought) was not delivered or given to such person at or prior to the written confirmation of the sale to such person. This indemnification shall be in addition to any liability that the Company or BIG may otherwise have.

         The Selling Shareholder agrees to indemnify and hold harmless you and each other Underwriter and each person, if any, who controls any underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation) arising out of or based upon any breach of any representation, warranty, agreement or covenant of such Selling Shareholder contained herein or any untrue statement or alleged untrue statement of a material fact contained in any Prepricing Prospectus, the Registration Statement, the Prospectus, any amendment or supplement thereto, or in any Registration Statement filed pursuant to Rule 462(b) under the Act, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only with respect to information relating to the Selling Shareholder that is furnished in writing by or on behalf of such Selling Shareholder through you expressly for use in the Registration Statement, the Prospectus or any Prepricing Prospectus, any amendment or supplement thereto, or any Registration Statement filed pursuant to Rule 462(b) under the Act. This indemnification shall be in addition to any liability that the Selling Shareholder may otherwise have.

         If any action or claim shall be brought against any Underwriter or any person controlling any Underwriter in respect of which indemnity may be sought against the Company, BIG or the Selling Shareholder, such Underwriter or such controlling person shall promptly notify in writing the party(s) against whom indemnification is being sought (the "indemnifying party" or "indemnifying parties"), and such indemnifying party(s) shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party(s) similarly notified, to assume the defense thereof, including the employment of counsel reasonably acceptable to such Underwriter or such controlling person and payment of all reasonable fees and expenses. After notice from the indemnifying party(s) to such Underwriter or controlling person of its election so to assume the defense thereof, the indemnifying party(s) shall not be liable to such Underwriter or controlling person under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such Underwriter or controlling person, in connection with the defense thereof. Such Underwriter or any such controlling person shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Underwriter or such controlling person unless (i) the indemnifying party(s) has (have) agreed in writing to pay such fees and expenses, (ii) the indemnifying party(s) has (have) failed to assume the defense and employ counsel reasonably acceptable to the Underwriter or such controlling person, or
(iii) the named parties to any such action (including any impleaded parties) include both such Underwriter or such controlling person and the indemnifying party(s), and such Underwriter or such controlling person shall have been advised by its counsel that representation of such indemnified party and any indemnifying party(s) by the same counsel would be inappropriate under applicable standards of professional conduct (whether or not such representation by the same counsel has been proposed) due to actual or potential differing interests between them (in which case the indemnifying party(s) shall not have the right to assume the defense of such action on behalf of such Underwriter or such controlling person). The indemnifying party(s) shall not be liable for any settlement of any such action effected without its (their) written consent, but if settled with such written consent, or if there be a final judgment for the plaintiff in any such action, the indemnifying party(s) agrees to indemnify and hold harmless any Underwriter and any such controlling person from and against any loss, claim, damage, liability or expense by reason of such settlement or judgment, but in the case of a judgment only to the extent stated in the immediately preceding paragraph.

         Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement, and any person who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the Selling Shareholder, to the same extent as the foregoing indemnity from the Company, BIG and the Selling Shareholder to each Underwriter, but only with respect to information relating to such Underwriter furnished in writing by or on behalf of such underwriter through you expressly for use in the Registration Statement, the Prospectus or any Prepricing Prospectus, any amendment or supplement thereto, or any Registration Statement filed pursuant to Rule 462(b) under the Act. If any action or claim shall be brought or asserted against the Company, any of its directors, any such officers, or any such controlling person or the Selling Shareholder based on the Registration Statement, the Prospectus or any Prepricing Prospectus, any amendment or supplement thereto, or any Registration Statement filed pursuant to Rule 462(b) under the Act, and in respect of which indemnity may be sought against any Underwriter pursuant to this paragraph, such Underwriter shall have the rights and duties given to the Company, BIG and the Selling Shareholder by the preceding paragraph (except that if the Company, BIG or the Selling Shareholder shall have assumed the defense thereof such Underwriter shall not be required to do so, but may employ separate counsel therein and participate in the defense thereof, but the fees and expenses of such counsel shall be at such Underwriter's expense), and the Company, its directors, any such officers, and any such controlling persons and the Selling Shareholder shall have the rights and duties given to the Underwriters by the immediately preceding paragraph. This indemnification shall be in addition to any liability the Underwriters or any Underwriter may otherwise have.

         If the indemnification provided for in this Section 8 is unavailable to an indemnified party under the first, second or fourth paragraph hereof in respect of any losses, claims, damages, liabilities or expenses referred to therein, then an indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, BIG or the Selling Shareholder, as applicable, on the one hand and the Underwriters on the other hand from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, BIG or the Selling Shareholder, as applicable, on the one hand and the Underwriters on the other in connection with the statements or omissions that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company, BIG or the Selling Shareholder, as applicable, on the one hand and the Underwriters on the other hand shall be deemed to be in the same proportion as the total net proceeds from the offering of the Shares (before deducting expenses) received by the Company, BIG or the Selling Shareholder, as applicable, bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus; provided that, in the event that the Underwriters shall have purchased any Additional Shares hereunder, any determination of the relative benefits received by the Company, BIG or the Selling Shareholder, as applicable, or the Underwriters from the offering of the Shares shall include the net proceeds (before deducting expenses) received by the Company, BIG or the Selling Shareholder, as applicable, and the underwriting discounts and commissions received by the Underwriters, from the sale of such Additional Shares, in each case computed on the basis of the respective amounts set forth in the notes to the table on the cover page of the Prospectus. The relative fault of the Company, BIG or the Selling Shareholder, as applicable on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, BIG or the Selling Shareholder, as applicable, on the one hand or by the Underwriters on the other hand and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         In any event, none of the Company, BIG or the Selling Shareholder will, without the prior written consent of the Representative, settle or compromise or consent to the entry of any judgment in any proceeding or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not the Representatives or any person who controls the Representatives within the meaning of Section 15 of the Act or Section 20 of the Exchange Act is a party to such claim, action, suit or proceeding) unless such settlement, compromise or consent includes an unconditional release of all Underwriters and such controlling persons from all liability arising out of such claim, action, suit or proceeding.

        The Company, BIG, the Selling Shareholder and the Underwriters agree that it would not be just and equitable if contribution pursuant to this
Section 8 was determined
by a pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the fifth paragraph of this Section 8. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities and expenses referred to in the fifth paragraph of this Section 8 shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price of the Shares underwritten by it and distributed to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this
Section 8 are several in proportion to the respective number of Firm Shares set forth opposite their names in Schedule I hereto (or such number of Firm Shares increased as set forth in Section 10 hereof) and not joint.

         Notwithstanding the foregoing, the liability of the Selling Shareholder under the representations and warranties contained in Section 6A hereof and under the indemnity agreements contained in the provisions of this
Section 8 shall be limited to an amount equal to the initial public offering price of the Shares sold by such Selling Shareholder to the Underwriters minus the amount of the underwriting discount paid thereon to the Underwriters by such Selling Shareholder. The Company, BIG, and such Selling Shareholder may agree, as among themselves and without limiting the rights of the Underwriters under this Agreement, as to the respective amount of such liability for which they each shall be responsible.

        In any proceeding relating to the Registration Statement, any Preliminary Prospectus, the Prospectus, any supplement or amendment thereto, or any registration statement filed pursuant to Section 462(b) of the Act, each party against whom contribution may be sought under this Section 8 hereby consents to the jurisdiction of any court having jurisdiction over any other contributing party, agrees that process issuing from such court may be served upon him or it by any other contributing party and consents to the service of such process and agrees that any other contributing party may join him or it as an additional defendant in any such proceeding in which such other contributing party is a party.

        Any losses, claims, damages, liabilities or expenses for which an indemnified party is entitled to indemnification or contribution under this
Section 8 shall be paid by the indemnifying party to the indemnified party as such losses, claims, damages, liabilities or expenses are incurred. The indemnity and contribution agreements contained in this Section 8 and the representations and warranties of the Company, BIG and the Selling Shareholder set forth in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter, the Company, its directors or officers or any person controlling the Company, or the Selling Shareholder, (ii) acceptance of any Shares and payment therefor hereunder, and (iii) any termination of this Agreement. A Successor to any Underwriter or any person controlling any Underwriter, to the Company, its directors or officers, or any person controlling the Company, or the Selling Shareholder, shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this Section 8.

         SECTION 9. CONDITIONS OF UNDERWRITERS' OBLIGATIONS. The obligations of the several Underwriters to purchase and pay for the Firm Shares hereunder are subject to the following conditions:

         (a) The Registration Statement shall have become effective not later than 5:00 p.m., New York City time, on the date hereof, or at such later date and time as shall be consented to in writing by you, and all filings required by Rules 424(b) and 430A under the Act shall have been timely made; and any request of the Commission for additional information (to be included in the Registration Statement or otherwise) shall have been disclosed to the Representatives and complied with to their reasonable satisfaction.


         (b) Subsequent to the effective date of the Registration Statement there shall not have occurred any change, or any development involving, or which might reasonably be expected to involve, a future material adverse change, in the condition (financial or other), business, properties, net worth or results of operations of the Company and the Subsidiaries, taken as a whole, not contemplated by the Prospectus (or any supplement thereto), that in your reasonable opinion, as Representatives of the several Underwriters, would materially and adversely affect the market for the Shares.


         (c) You shall have received on the Closing Date (and the Additional Closing Date, if any) an opinion of Foley & Lardner, counsel for the Company, dated the Closing Date (and the Additional Closing Date, if any), satisfactory to you and your counsel, to the effect that:

                  (i) The Company is a corporation duly incorporated and its status is active under the laws of the State of Florida. The Company has corporate power and authority to own or lease its properties and to conduct its business as described in the Registration Statement and the Prospectus.

                  (ii) Each Subsidiary is a corporation duly incorporated and its standing is active under the laws of the State of Florida. Each Subsidiary has corporate power and authority to own or lease its properties and to conduct its business as described in the Registration Statement and the Prospectus. All issued and outstanding shares of capital stock of each Subsidiary have been validly issued and are fully paid and nonassessable. To such counsel's knowledge, the Company does not own or control, directly or indirectly, any corporation, association or other entity other than Geotrac of America, Inc., IMS Direct, Inc., Insurance Management Solutions, Inc. and Colonial Claims Corporation;

                  (iii) The statements set forth under the heading "Description of Capital Stock" in the Prospectus, insofar as such statements purport to summarize certain provisions of the capital stock of the Company, provide a fair summary of such provisions.

                  (iv) All shares of capital stock of the Company outstanding immediately prior to the issuance of the Firm Shares to be issued and sold by the Company hereunder have been duly authorized and validly issued, are fully paid and nonassessable and, to the actual knowledge of such counsel, have not been issued in violation of any co-sale right, registration right, right of first refusal, preemptive right, or other similar right that is required to be described in the Registration Statement, the Prepricing Prospectus or the Prospectus.

                  (v) To such counsel's knowledge, all of the issued shares of capital stock of the Company immediately prior to the date hereof were originally issued in compliance with the registration provisions of the Act and the registration provisions of all other applicable state and federal laws or regulations, or pursuant to applicable exemptions therefrom (or any actions under the Act, or any state or federal laws or regulations in respect thereof are effectively barred by effective waivers or statutes of limitation).

                  (vi) The Firm Shares to be issued and sold to the Underwriters by the Company hereunder have been duly authorized by all necessary corporate action of the Company and, when issued and delivered to the Underwriters against payment therefor in accordance with the terms hereof, will be validly issued, fully paid and nonassessable and, to the actual knowledge of such counsel, will not have been issued in violation of any co-sale right, registration right, right of first refusal, preemptive right, or other similar right that is required to be described in the Registration Statement, the Prepricing Prospectus or the Prospectus.

                  (vii) The form of certificate for the Shares complies with the requirements of the Florida Business Corporation Act.

                  (viii) The Registration Statement has become effective under the Act and, to the knowledge of such counsel after reasonable inquiry, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose are pending before or threatened by the Commission.

                  (ix) The Company has requisite corporate power and authority to enter into this Agreement and to issue, sell and deliver the Shares to be sold by it to the Underwriters as provided herein, and the execution and delivery of this Agreement have been duly authorized by all necessary corporate action of the Company. This Agreement has been duly executed and delivered by the Company and is a valid, legal and binding agreement of the Company enforceable against the Company, except as enforceability thereof may be limited by (A) the application of bankruptcy, reorganization, insolvency and other laws affecting creditors' rights generally, and (B) equitable principles being applied at the discretion of a court before which any proceeding may be brought; provided, however that such counsel may specifically refrain from opining as to the validity of the indemnification and contribution provisions hereof insofar as they are or may be held to be violations of public policy.

                  (x) To the actual knowledge of such counsel, neither the Company nor any Subsidiary is in violation of any decree of any court or governmental agency or body having jurisdiction over the Company or any Subsidiary except as described in or contemplated by the Registration Statement or the Prospectus or where such violation does not and will not have a material adverse effect on the condition (financial or other), business, properties, net worth or results of operation of the Company and the Subsidiaries, taken as a whole.

                  (xi) To such counsel's knowledge, no contract or other document is required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement that is not described therein or filed as required.

                  (xii) Neither the Company nor any Subsidiary is, nor will any of them become, solely as a result of the consummation of the transactions contemplated hereby and the application of the net proceeds therefrom as set forth in the Registration Statement and the Prospectus (or any amendment or supplement thereto) under the caption "Use of Proceeds," an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended.

         In rendering such opinion, counsel may rely upon an opinion or opinions, each dated the Closing Date (and the Additional Closing Date, if applicable), of other counsel as to the laws of a jurisdiction other than the State of Florida, provided that (1) each such local counsel is acceptable to you, (2) each such opinion so relied upon is addressed to counsel and you, (3) such reliance is expressly authorized by each opinion so relied upon and a copy of each such opinion is delivered to you and is in form and substance satisfactory to you, and (4) counsel shall state in their opinion that they believe that they and you are justified in relying thereon. In rendering such opinion, local counsel may rely, to the extent they deem such reliance proper, as to matters of fact upon certificates of officers of the Company and of government officials. Copies of all such certificates shall be furnished to you and your counsel on the Closing Date (and the Additional Closing Date, if applicable).

         In rendering such opinion, in each case where such opinion is qualified by "the knowledge of such counsel after reasonable inquiry," such counsel may rely as to matters of fact upon certificates of executive and other officers and employees of the Company as you and such counsel shall deem are appropriate and such other procedures as you and such counsel shall mutually agree; provided, however, in each such case, such counsel shall state that it has no knowledge contrary to the information contained in such certificates or developed by such procedures and knows of no reason why you should not reasonably rely upon the information contained in such certificates or developed by such procedures.

         In addition to the opinion set forth above, such counsel shall state that during the course of the preparation of the Registration Statement and the Prospectus, and any amendments or supplements thereto, no facts have come to the attention of such counsel which cause it to believe that the Registration Statement, as of the time it became effective under the Act, the Prospectus or any amendment or supplement thereto, on the date it was filed pursuant to Rule 424(b), as of the respective dates when such documents were filed with the Commission, and the Registration Statement and the Prospectus, or any amendment or supplement thereto, as of the Closing Date (except in each case for the financial statements and other financial and statistical information contained therein or omitted therefrom as to which no opinion need be expressed), contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading. With respect to such statement, counsel shall state that although such counsel did not undertake to determine independently the accuracy, completeness and fairness of the statements contained in the Registration Statement or in the Prospectus and takes no responsibility therefor (except to the extent specifically set forth herein), such counsel did participate in discussions and meetings with officers and other representatives of the Company and discussions with the auditor for the Company in connection with the preparation of the Registration Statement and the Prospectus, and it is on the basis of the foregoing (relying as to certain factual matters on the information provided to such counsel and not on an independent investigation) that such counsel is making such statement.

         (d) You shall have received on the Closing Date (and the Additional Closing Date, if any) an opinion of G. Kristin Delano or C. Anthony Sexton, counsel for the Company, dated the Closing Date (and the Additional Closing Date, if any), satisfactory to you and your counsel, to the effect that:

                  (i) The Company is duly registered or qualified to transact its business and is in good standing in each jurisdiction where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure to so register or qualify does not have a material adverse effect on the financial condition, business, properties, net worth or results of operation of the Company and the Subsidiaries, taken as a whole.

                  (ii) Each Subsidiary is duly registered or qualified to transact its business and is in good standing in each jurisdiction where the nature of its properties or the conduct of its business requires such registration or qualification except where the failure to so register or qualify does not have a material adverse effect on the financial condition, business, properties, net worth or results of operation of the Company and the Subsidiaries, taken as a whole.

                  (iii) To the knowledge of such counsel after reasonable inquiry, the Company and the Subsidiaries have such permits, licenses, franchises, approvals, consents and authorizations of governmental or regulatory authorities ("permits"), as are necessary to own their respective properties and to conduct their respective businesses in the manner described in the Registration Statement and the Prospectus (or any amendment or supplement thereto), subject to such qualifications as may be set forth therein; the Company and the Subsidiaries have fulfilled and performed all of their respective material obligations with respect to such permits and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or result in any other material impairment of the rights of the holder of any such permit, subject in each case to such qualification as may be set forth in the Registration Statement and the Prospectus (or any amendment or supplement thereto); and except as described in the Registration Statement and the Prospectus (or any amendment or supplement thereto), such permits contain no restrictions that are materially burdensome to the Company and the Subsidiaries, taken as a whole.

                  (iv) The property described in the Registration Statement and the Prospectus (or any amendment or supplement thereto) as held under lease by the Company or any Subsidiary is held under valid, subsisting and enforceable leases, with only such exceptions as in the aggregate are not material and do not interfere in any material respect with the conduct of the business of the Company and the Subsidiaries, taken as a whole.

                  (v) The statements under the captions "Risk Factors -- Government Regulation," "-- Shares Eligible for Future Sale," "Business -- Legal Proceedings," "Description of Capital Stock" and "Shares Eligible for Future Sale" in the Registration Statement and the Prospectus, insofar as such statements constitute a summary of documents referred to therein or matters of law, are accurate summaries and fairly and correctly summarize and present in all material respects the information called for with respect to such documents and matters. Such counsel has no reason to believe that the descriptions in the Registration Statement and the Prospectus (or any amendment or supplement thereto) of statutes, regulations or legal or governmental proceedings are other than accurate or fail to present fairly the information required to be shown.

                  (vi) To the knowledge of such counsel after reasonable inquiry, neither the Company nor any Subsidiary has received written notice from any third party alleging that their employment of any individual or the activities of any individual at the Company or any Subsidiary conflicts with, constitutes a breach of, or otherwise violates any employment, noncompetition, nondisclosure or similar agreement or covenant by which such individual may be bound, and such counsel has no reason to believe that the employment by the Company or any Subsidiary of any individual or the activities of any individual at the Company or any

         Subsidiary conflicts with, constitutes a breach of, or otherwise violates any employment, noncompetition, nondisclosure or similar agreement or covenant by which such individual may be bound.

         In rendering such opinion, counsel may rely upon an opinion or opinions, each dated the Closing Date (and the Additional Closing Date, if applicable), of other counsel as to the laws of a jurisdiction other than the State of Florida, provided that (1) each such local counsel is acceptable to you, (2) each such opinion so relied upon is addressed to counsel and you, (3) such reliance is expressly authorized by each opinion so relied upon and a copy of each such opinion is delivered to you and is in form and substance satisfactory to you, and (4) counsel shall state in their opinion that they believe that they and you are justified in relying thereon. In rendering such opinion, local counsel may rely, to the extent they deem such reliance proper, as to matters of fact upon certificates of officers of the Company and of government officials. Copies of all such certificates shall be furnished to you and your counsel on the Closing Date (and the Additional Closing Date, if applicable).

         In rendering such opinion, in each case where such opinion is qualified by "the knowledge of such counsel after reasonable inquiry," such counsel may rely as to matters of fact upon certificates of executive and other officers and employees of the Company as you and such counsel shall deem are appropriate and such other procedures as you and such counsel shall mutually agree; provided, however, in each such case, such counsel shall state that it has no knowledge contrary to the information contained in such certificates or developed by such procedures and knows of no reason why you should not reasonably rely upon the information contained in such certificates or developed by such procedures.

         In addition to the opinion set forth above, such counsel shall state that during the course of the preparation of the Registration Statement and the Prospectus, and any amendments or supplements thereto, no facts have come to the attention of such counsel which cause it to believe that the Registration Statement, as of the time it became effective under the Act, the Prospectus or any amendment or supplement thereto, on the date it was filed pursuant to Rule 424(b), as of the respective dates when such documents were filed with the Commission, and the Registration Statement and the Prospectus, or any amendment or supplement thereto, as of the Closing Date (except in each case for the financial statements and other financial and statistical information contained therein or omitted therefrom as to which no opinion need be expressed), contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statement therein not misleading. With respect to such statement, counsel shall state that although such counsel did not undertake to determine independently the accuracy, completeness and fairness of the statements contained in the Registration Statement or in the Prospectus and takes no responsibility therefor (except to the extent specifically set forth herein), such counsel did participate in discussions and meetings with officers and other representatives of the Company and discussions with the auditor for the Company in connection with the preparation of the Registration Statement and the Prospectus, and it is on the basis of the foregoing (relying as to certain factual matters on the information provided to such counsel and not on an independent investigation) that such counsel is making such statement.

         (e) You shall have received on the Closing Date (and the Additional Closing Date, if any) an opinion of Truman Bodden & Company, counsel for the Selling Shareholder, dated the Closing Date (and the Additional Closing Date, if any), satisfactory to you and your counsel, to the effect that:

                  (i) The Selling Shareholder has full right, power and authority to enter into and to perform its obligations under the Power of Attorney and Custody Agreement to be executed and delivered by it in connection with the transactions contemplated herein; the Power of Attorney and Custody Agreement of the Selling Shareholder has been duly authorized by such Selling Shareholder and has been duly executed and delivered by or on behalf of such Selling Shareholder; and the Power of Attorney and Custody Agreement of such Selling Shareholder constitutes the valid and binding agreement of such Selling Shareholder, enforceable in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles;

                  (ii) The Selling Shareholder has full right, power and authority to enter into and to perform its obligations under this Agreement and to sell, transfer, assign and deliver the Shares to be sold by such Selling Shareholder hereunder;

                  (iii) This Agreement has been duly authorized by the Selling Shareholder and has been duly executed and delivered by or on behalf of such Selling Shareholder and, assuming due authorization, execution and delivery by you, is a valid and binding agreement of such Selling Shareholder, enforceable in accordance with its terms, except insofar as the indemnification and contribution provisions hereunder may be limited by applicable law and except as the enforcement hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles;

                  (iv) Upon the delivery of and payment for the Shares as contemplated in this Agreement, each of the Underwriters will receive valid marketable title to the Shares purchased by it from such Selling Shareholder, free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest. In rendering such opinion, such counsel may assume that the Underwriters are without notice of any defect in the title of such Selling Shareholder to the Shares being purchased from such Selling Shareholder;

         (f) You shall have received on the Closing Date (and the Additional Closing Date, if any) an opinion of Powell, Goldstein, Frazer & Murphy LLP, counsel for the Underwriters, dated the Closing Date (and the Additional Closing Date, if any), with respect to the issuance and sale of the Firm Shares, the Registration Statement and other related matters as you may reasonably request, and the Company shall have furnished to your counsel such documents as they may reasonably request for the purpose of enabling them to pass upon such matters.

         (g) You shall have received letters addressed to you and dated the date hereof and the Closing Date (and the Additional Closing Date, if any) from Grant Thornton LLP, independent certified public accountants, substantially in the forms heretofore approved by you.

         (h) (i) No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been taken or, to the knowledge of the Company, shall be, contemplated by the Commission at or prior to the Closing Date; (ii) there shall not have been any change in the capital stock or other securities of the Company nor any material increase in the short-term or long-term debt of the Company (other than in the ordinary course of business) from that set forth or contemplated in the Registration Statement or the Prospectus (or any amendment or supplement thereto); (iii) there shall not have been since the respective dates as of which information is given in the Registration Statement and the Prospectus (or any amendment or supplement thereto), except as may otherwise be stated in the Registration Statement and Prospectus (or any amendment or supplement thereto), any material adverse change in the condition (financial or other), business properties, net worth or results of operation of the Company and the Subsidiaries, taken as a whole, and (v) all of the representations and warranties of the Company and BIG contained in this Agreement shall be true and correct in all material respects on and as of the date hereof and on and as of the Closing Date as if made on and as of the Closing Date, and you shall have received a certificate, dated the Closing Date and signed by the chief executive officer and the chief financial officer of the Company and of BIG (or such other officers as are acceptable to you) to the effect set forth in this
Section 9(h) and in Section 9(i) hereof.

         (i) The Company shall not have failed in any material respect at or prior to the Closing Date to have performed or complied with any of its agreements herein contained and required to be performed or complied with by it hereunder at or prior to the Closing Date.

         (j) You shall be satisfied that, and you shall have received a certificate dated the Closing Date, from the Attorney-in-Fact for the Selling Shareholder to the effect that as of the Closing Date, he has not been informed that: (i) the representations and warranties made by such Selling Shareholder herein are not true or correct in any material respect on the Closing Date; or
(ii) such Selling Shareholder has not complied with any obligation or satisfied any condition which is required to be performed or satisfied on its part at or prior to the Closing Date.

         (k) The Company and the Selling Shareholder shall have furnished or caused to have been furnished to you such further certificates and documents as you shall reasonably request.

         (l) At or prior to the Closing Date, you shall have received the written commitment of each of the Company's directors, executive officers and shareholders set forth on Schedule III hereto, not to offer, sell or otherwise dispose of any shares of Common Stock or any securities convertible into or exercisable or exchangeable for, or any rights to purchase or acquire, Common Stock, during the period from the date of this Agreement to the date 180 days following the effective date of the Registration Statement, inclusive, without the prior written consent of Raymond James & Associates, Inc., which commitments shall be in full force and effect as of the Closing Date (and the Additional Closing Date, if any).

         All such opinions, certificates, letters and other documents will be in compliance with the provisions hereof only if they are reasonably satisfactory in form and substance to you and your counsel.

         The several obligations of the Underwriters to purchase Additional Shares hereunder are subject to the satisfaction on and as of the Additional Closing Date of the conditions set forth in this Section 9, except that, if the Additional Closing Date is other than the Closing Date, the certificates, opinions and letters referred to in paragraphs (c) through (k) shall be dated in the Additional Closing Date and the opinions and letters referred to in paragraphs (c) through (g) shall be revised to reflect the sale of Additional Shares.

         SECTION 10. EFFECTIVE DATE OF AGREEMENT. This Agreement shall become effective upon the later of (a) the execution and delivery hereof by the parties hereto, or (b) release of notification of the effectiveness of the Registration Statement by the Commission.

        If any one or more of the Underwriters shall fail or refuse to purchase Firm Shares which it or they have agreed to purchase hereunder, and the aggregate number of Firm Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate number of Firm Shares, each non-defaulting Underwriter shall be obligated, severally, in the proportion which the number of Firm Shares set forth opposite its name in Schedule I hereto bears to the aggregate number of Firm Shares set forth opposite the names of all non-defaulting Underwriters or in such other proportion as you may specify in the Agreement Among Underwriters, to purchase the Firm Shares which such defaulting Underwriter or Underwriters agreed, but failed or refused to purchase. If any Underwriter or Underwriters shall fail or refuse to purchase Firm Shares and the aggregate number of Firm Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Firm Shares and arrangements satisfactory to you and the Company for the purchase of such Firm Shares are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter, the Company or the Selling Shareholder. In any such case that does not result in termination of this Agreement, either you or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven (7) days, in order that the required changes, if any, in the Registration

Statement and the Prospectus or any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any such default of any such Underwriter under this Agreement.

        SECTION 11. TERMINATION OF AGREEMENT. This Agreement shall be subject to termination in your absolute discretion, without liability on the part of any Underwriter to the Company, by notice to the Company, if prior to the Closing Date or the Additional Closing Date (if different from the Closing Date and then only as to the Additional Shares), as the case may be, (i) trading in securities generally on the New York Stock Exchange, The Nasdaq Stock Market shall have been suspended or materially limited, (ii) trading of any securities of the Company, including the Shares, on the New York Stock Exchange, or The Nasdaq Stock Market shall have been suspended or materially limited, whether as the result of a stop order by the Commission or otherwise, (iii) a general moratorium on commercial banking activities in New York or Florida shall have been declared by either federal or state authorities, (iv) there shall have, occurred any outbreak or escalation of hostilities or other international or domestic calamity, crisis or change in political, financial or economic conditions or other material event the effect of which on the financial markets of the United States is such as to make it, in your reasonable judgment, impracticable or inadvisable to market the Shares or to enforce contracts for the sale of the Shares, or (v) the Company or any Subsidiary shall have, in the sole judgment of the Representatives, sustained any loss or interference, material to the Company and the Subsidiaries, taken as a whole, with their respective businesses or properties from fire, flood, hurricane, accident, or other calamity, whether or not covered by insurance, or from any labor disputes or any legal or governmental proceeding, or there shall have been any material adverse change (including, without limitation, a material change in management or control of the Company) in the condition (financial or otherwise), business prospects, net worth, or results of operations of the Company and the Subsidiaries, taken as a whole, except in each case as described in, or contemplated by, the Prospectus (excluding any amendment or supplement thereto). Notice of such cancellation shall be promptly given to the Company and its counsel by telegraph, telecopy or telephone and shall be subsequently confirmed by letter.

         All representations, warranties, covenants and agreements of the Company and the Selling Shareholder herein or in certificates delivered pursuant hereto, and the indemnity and contribution agreements contained in
Section 8 hereof shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter or any controlling person, or by or on behalf of the Company or the Selling Shareholder, or any of their officers, directors or controlling persons, and shall survive the delivery of the Shares to the several Underwriters hereunder or termination of this Agreement.

     SECTION 12. INFORMATION FURNISHED BY THE UNDERWRITERS. The statements set forth under the caption "Underwriting" in any Prepricing Prospectus and in the Prospectus, constitute all the information furnished by or on behalf of the Underwriters through you or on your behalf as such information is referred to in Sections 6(a), 6(b) and 8 hereof.


         SECTION 13. NOTICES; SUCCESSORS AND ASSIGNS. Except as otherwise provided herein, notice given pursuant to any of the provisions of this Agreement shall be in writing and shall be delivered (i) if to the Company, at the office of the Company at 360 Central Avenue, St. Petersburg, Florida 33701,
Attention: Chief Executive Officer (with a copy to Todd B. Pfister, Esq., Foley & Lardner, 100 N. Tampa Street, Suite 2700, Tampa, Florida 33602-5804 or (ii) if to you, as the Underwriters, to Raymond James & Associates, Inc., 880 Carillon Parkway, St, Petersburg, Florida 33716, Attention: Charles W. Uhrig and to Keefe, Bruyette & Woods, Inc., Two World Trade Center, 85th Floor, New York, New York 10048, Attention: Michael Oakes; (with a copy to G. William Speer, Esq., Powell, Goldstein, Frazer & Murphy LLP, 16th Floor, 191 Peachtree Street, N.E., Atlanta, Georgia 30303); or (iii) if to the Selling Shareholder, to Venture Capital Corporation or Barry B. Benjamin as Attorney-in-Fact for the Selling Shareholder, at IIMC, Ltd., P.O. Box 1369, Bank of America Building, Fort Street, Georgetown, Grand Cayman, British West Indies.


         This Agreement has been and is made solely for the benefit of the several Underwriters, the Company, its directors and officers and the other controlling persons referred to in Section 8 hereof, and the Selling Shareholder, and their respective successors and assigns, to the extent provided herein, and no other person shall acquire or have any right under or by virtue or this Agreement. Neither of the terms "successor" and "successors and assigns" as used in this Agreement shall include a purchaser from you of any of the Shares in his status as such purchaser.

         SECTION 14. APPLICABLE LAW; COUNTERPARTS. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida without reference to choice of law principles thereunder. This Agreement may be signed in various counterparts which together shall constitute one and the same instrument. This Agreement shall be effective when, but only when, at least one counterpart hereof shall have been executed on behalf of each party hereto.

         If the foregoing correctly sets forth our understanding, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this letter and your acceptance shall constitute a binding agreement between us.

         Very truly yours,

                                INSURANCE MANAGEMENT
                                SOLUTIONS  GROUP, INC.


                                By:
                                    ----------------------------------------

                                Name:
                                    ----------------------------------------
                                Title:
                                    ----------------------------------------

                                BANKERS INSURANCE GROUP, INC.


                                By:
                                    ----------------------------------------

                                Name:
                                    ----------------------------------------
                                Title:
                                    ----------------------------------------


                                VENTURE CAPITAL CORPORATION

                                By:
                                    ----------------------------------------
                                     Barry B. Benjamin
                                     Attorney-in-Fact for the Selling
                                     Shareholder named in Schedule II hereto


CONFIRMED as of the date first above mentioned, on behalf of itself and the other several Underwriters named in Schedule I hereto.


RAYMOND JAMES & ASSOCIATES, INC.
KEEFE, BRUYETTE & WOODS, INC.

By: RAYMOND JAMES & ASSOCIATES, INC.

By:
   ---------------------------------
       Authorized Representative

        AUTHORIZED REPRESENTATIVE

                                   SCHEDULE I

                                  UNDERWRITERS


                                                      Number of
Name                                                 Firm Shares
----                                                 -----------
Raymond James & Associates, Inc.
Keefe, Bruyette & Woods, Inc.

TOTAL                                                ===========



                                  SCHEDULE II

                              SELLING SHAREHOLDER


                                                               Number of
                                        Number of              Additional
Name                                    Firm Shares            Shares
----                                    -----------            ----------
Venture Capital Corporation

TOTAL                                   ===========            ==========

                                  SCHEDULE III

                               LOCK-UP AGREEMENTS


Name

Bankers Insurance Group, Inc.
Kathleen M. Batson
Jeffrey S. Bragg
John A. Grant, Jr.
William D. Hussey
Kelly K. King
David K. Meehan
Robert G. Menke
Robert M. Menke
Alejandro M. Sanchez
E. Ray Solomon
Daniel J. White